Exhibit 99.2

A POWERFUL COMBINATION JANUARY 29, 2020

FORWARD-LOOKING STATEMENTS All statements included in this presentation of Penn National Gaming, Inc. (“Penn National” or the “Company”), other than historical information or statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including statements regarding Penn National’s investment in Barstool Sports and the related transactions, the Company’s online strategy, the potential benefits of the investment in Barstool Sports, including the benefits for the Company’s online and retail sports betting and iCasino products, the expected financial returns from the transaction with Barstool Sports, including reductions in customer acquisition and promotional costs, the Company’s ability to gain market share in the interactive gaming market, are subject to risks, uncertainties and changes in circumstances that could significantly affect the Company’s future financial results and business. Accordingly, Penn National cautions that the forward-looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include, but are not limited to: (a) the Company may not be able to achieve the expected financial returns due to fees, costs and taxes in connection with the Company’s roll out of its own online and retail sports books and iCasino products; (b) states may not pass legislation approving online and retail sports books and iCasino products; (c) the closing of the transaction with Barstool may be delayed or may not occur at all, for reasons beyond our control; (d) the requirement to satisfy the closing conditions in the agreements with Barstool and Chernin Group; (e) there is significant competition in the interactive gaming market; (f) the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; and (g) other risks, including those as may be detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). For more information on the potential factors that could affect the Company’s financial results and business, review the Company’s filings with the SEC, including, but not limited to, its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. The Company does not intend to update publicly any forward-looking statements except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release may not occur. 2

WHO IS PENN TODAY?

PENN NATIONAL GAMING, INC.

1. Largest and best in class operator of regional gaming and racing facilities
2. Healthy core business that generates significant and growing free cash flow
3. Unrivaled geographic footprint that includes 41 properties across 19 states
4. Industry leading mychoice® loyalty program that includes over 20 million customers


M


L'AUBERGE

mychoice | HOLLYWOOD AMERISTAR l'auberge HOLLYWOOD CASINO.COM
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GROWING EXPANSION OF LEGALIZED SPORTS BETTING… MMaayy 114, 2018 5500% Percentage of the U.S. population expected to have access to regulated sports betting by the end of 2022 (1) Date that PASPA was repealed – opening the door for the expansion of sports betting 20 Number of states that have passed sports betting legislation(1) 19 Number of states in which Penn has a presence (the most in the industry) and potential market access Source (1): Eilers & Krejcik Gaming 4

…ACROSS PENN’S GEOGRAPHIC FOOTPRINT… Penn National property Sports betting authorized, licenses granted to casinos Sports betting authorized, licenses granted to lottery Sports betting authorized, licenses granted to Tribes Sports betting authorized, licenses open / bid Source: Eilers & Krejcik Gaming 5

…HAS CREATED A MASSIVE OPPORTUNITY PENN’S SCALE AND FOOTPRINT POSITIONS IT TO CAPTURE SIGNIFICANT SHARE OF A ~$10 BILLION SPORTS AND INTERACTIVE GAMING MARKET Sports and Real Money Interactive Gaming - Total Addressable Market 2025 $12.0 $4.8 – 6.4b $7.5 – 10.4b $10.0 $8.0 (2) High Case Market Size $6.0 (3) Base Market Size $4.0 $1.5 – 2.4b $2.0 $0.0 iCasino Retail Sports Online Sports Total Interactive Sources: Eilers & Krejcik Gaming, Morgan Stanley, Union Gaming, SunTrust Robinson Humphrey, Internal Projections (1) iCasino Market Size: Eilers & Krejcik Gaming – US iGaming Tracker May 2018 (2) High Case Sports Market Size: Union Gaming Jan 2020 Industry Update 6 (3) Base Sports Market Size: SunTrust Robinson Humphrey May 2019 Gaming Sector Update ($ billions) $1.2 – 1.6b (1)

SPORTS DELIVERS A HIGHLY COMPLEMENTARY DEMO… SPORTS BETTING ATTRACTS A NEW, YOUNGER DEMOGRAPHIC THAN TRADITIONAL CASINO GAMING PENN’s current demo vs sports betting demo 90% 80% 83% 70% 60% 50% 40% 30% 20% 10% 0% 49% PNG Demo NFL Bettors NBA Bettors MLB Bettors NHL Bettors % male % 21-34 Source: Penn internal data; Nielsen/AGA study, 2018 7 69%73%75% 54% 40% 14% 52%46%

…THAT IS PROVING TO DRIVE CORE REVENUE… RETAIL SPORTS BETTING HAS ALREADY SIGNIFICANTLY BENEFITTED CASINO REVENUES AT PENN PROPERTIES – PARTICULARLY IN TABLE GAME PLAY Hollywood Casino Lawrenceburg 20.0% 18.7% 15.0% 10.0% 5.0% 0.0% -3.2% 4Q 2018 -5.0% 4Q 2019 Slot Volumes Photo credit: local12.com GGR Table Volumes Source: Indiana Gaming Commission. Sports book opened at Hollywood Casino Lawrenceburg in August 2019. 8 3.3% 2.5% -0.2% -0.6%

…WITH AN EVEN BIGGER IMPACT ON ICASINO THE INTRODUCTION OF SPORTS BETTING IN NEW JERSEY HAS BEEN A SUPER-CHARGER FOR ICASINO, WITHOUT NEGATIVELY IMPACTING LAND-BASED CASINO REVENUES Casino revenue growth in New Jersey 70.0% 61.5% 60.0% 50.0% 34.6% 40.0% 32.1% 25.0% 30.0% 21.6% 20.0% 7.0% 5.9% 10.0% 4.0% -1.6% -2.1% 0.0% 2015 2016 2017 2018 2019 -10.0% Land Growth Internet Growth Source: New Jersey Division of Gaming Enforcement 9

HOW DOES PENN COMPETE? FanDuel/DraftKings are leading because of their: • • • Well known sports brand Large database that enjoys sports betting Quality user interface Market Share 7.0 44% To compete, Penn/Barstool must have: A widely recognized sports brand Media integration with a large, relevant audience Best in class product (currently under development by Penn’s in-house team) STOOLIES $0 $10 $20 Source: Eiliers & Krejcik U.S. Sports Betting Market Monitor, December 2019 10 66M 26% $1 $10.2 10% 5% 4% 3% 1% 1% $3.7 $1.8 $1.5 $1.4 $0.6 $0.5 NJ SPORTS BETTING – MONTHLY REVENUE (OCT’19 in Millions)

TRANSACTION OVERVIEW

PENN NATIONAL GAMING, INC.

Strategic Investment:

- Penn to invest ~$163 million in Barstool Sports, Inc. ("BSS") for a ~36% equity position
- Consideration comprised of ~$135 million in cash and ~$28 million in Penn equity
- Penn equity consideration to be distributed to key BSS employees
- Following Penn's initial investment, The Chernin Group (~36%) and key BSS employees (~28%) to retain significant ownership

Commercial Highlights:

- BSS to exclusively promote Penn's interactive products and land-based casinos for up to 40 years without any additional consideration
- Penn secures exclusive right to use the Barstool brand for its retail sports book, online sports betting and iCasino products, as well as the right to operate Barstool branded sports bars or restaurants

Other Key Terms:

- Penn to receive initially 2 of 7 seats on the BSS board
- Penn to step up ownership to ~50% after year 3
- Immediately exercisable call rights and put rights after year 3 (at fair market value) provide Penn a path to control or full ownership

Approvals/ Timing:

- No required state regulatory approvals
- Expected to close later in 1Q 2020

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STRATEGIC RATIONALE

PENN NATIONAL GAMING, INC.

1. Penn will utilize Barstool's nationally recognized brand for retail and online sports betting and iCasino products
2. Barstool provides Penn with access to complementary audience of 66M monthly uniques[1] with a strong affinity for sports and gaming
3. Barstool key talent will be highly incentivized to grow Penn's business, which will significantly reduce Penn's customer acquisition costs
4. Barstool will leverage its key talent, live events and tailored content to promote Penn's land-based casinos
5. Penn will create a bespoke omni-channel sports betting and casino ecosystem for retail and digital customers across the U.S.

(1) Source: Nielsen Digital Content Ratings – May 2019

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BARSTOOL SPORTS A SPORTS & ENTERTAINMENT, 69 PERSONALITIES 38 PODCASTS 23 VIDEO SHOWS DIGITAL MEDIA PLATFORM DELIVERING SATIRICAL, RELATABLE AND ENGAGING CONTENT TO AUDIENCES 24/7 DAILY SOCIAL LIVE EVENTS 13

BARSTOOL BRINGS A BROAD OMNICHANNEL REACH 66M Monthly unique visitors across: 38.5M M 9.2M M VIDEO RS Source: Nielsen Digital, May 2019. Podtrac 3rd party data and company proprietary data from each channel. Subscribers and followers as of year end 2019. Monthly unique data from Q4 (Oct, Nov, or Dec). 14 AUDIO F2P BETTING 0.1M SIGNUPS SINC E LAUNCH PAY PER VIEW 0.1M SUBSCRIBE (2019) YOUTUBE 1.5m SUBSCRIBERS ECOMMERCE 0.5M CUSTOMERS (2019) SOCIAL MEDIA DIGITAL TIKTOK 5.1 FOLLOWERS RADIO ~4M LISTENERS FACEBOOK 4.4M FOLLOWERS SNAPCHAT 5.6M SUBSCRIBERS PODCAST LISTENERS TWITTER 18.2 FOLLOWERS INSTAGRAM FOLLOWERS WEB & APP 14.7M MONTHLY UNIQUES

FAST GROWING CORE DIGITAL MEDIA BUSINESS BARSTOOL CONTINUES TO DEMONSTRATE STRONG GROWTH AS THE COMPANY GENERATED NEARLY $100M OF PROFITABLE REVENUE Revenue Growth (Y/Y) 80% 65% 3% 3% Audio - Advertising & Content 5% 60% Commerce 32% 40% Digital - Advertising Events / Live Sports Licensing 20% 1% 0% Other BSS ('18) BSS ('19) Digital Media Traditional Media Source: FactSet as of 1/21/2020. Digital / Traditional Media growth based on expected 2020 over 2019 revenue growth. Source: Internal Company data. 15 53% 13% 5% Diversified Revenue Mix Growing Faster than Digital Media Peers

BARSTOOL BRINGS VALUABLE DEMOGRAPHICS BARSTOOL REACHES 48% OF MALE AND 44% OF FEMALE MILLENNIALS AND GENERATION X ACROSS THE UNITED STATES 62% of “Stoolies” bet on sports 38% 44% of those gamblers bet at least 1x/week 41% of those gamblers say their average bet is >$51 4% 21-34 35-44 45-54 55-64 65+ Age Source: Nielsen. Internal Barstool data and customer survey results. 16 27% 18% 9% Barstool’s Audience Includes the Key Demographics With a High Betting Propensity

WHY DID PENN/BSS CHOOSE EACH OTHER? Largest regional casino footprint in the U.S. Talent, tech, capabilities and vision to be a leading omni-channel sportsbook and casino operator Committed to deep integration with a media partner Event space, concert venues, racetracks, golf courses and studios to activate the Barstool audience Massive audience of 66M uniques in the right demos Significant brand reach and loyalty, which will lead to greater long-term customer value Betting is in the Barstool DNA Proven ability to convert its audience in the sports betting and casino categories 17

PENN / BARSTOOL V. THE COMPETITION Source: Internal assessment of = Fully addressed = Partially addressed publicly available information 18 Revenue Drivers Strong sports brand Large sports betting demo In-house product development Large retail sportsbook footprint Leader in social/digital media Profitability Drivers Lower marketing costs due to fully aligned media partner Multiple states with direct market access (no fees) Meaningful recurring revenue from skin partnerships